UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2002


                    Federal Agricultural Mortgage Corporation
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Federally chartered
      instrumentality of
      the United States                0-17440            52-1578738
  -------------------------------    ------------        -------------
  (State or other jurisdiction of    (Commission       (I.R.S. Employer
   incorporation or organization)    File Number)      Identification No.)



1133 21st Street, N.W., Suite 600, Washington, D.C.            20036
---------------------------------------------------         ------------
   (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code: (202) 872-7700


                              No change
                        --------------------
      (Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure.

     President Bush's nominations of Frederick L. Dailey and Grace Trujillo Daniel to serve on the Board of Directors of Farmer Mac (the "Board") were confirmed by the United States Senate on July 29, 2002. Mr. Dailey took the oath of office as Chairman of the Board on August 16, 2002; Ms. Daniel took the oath of office as a member of the Board on August 17, 2002. Mr. Dailey and Ms. Daniel replace Gordon Clyde Southern and Clyde A. Wheeler, Jr. as members of the Board. Mr. Dailey replaces Charles Eugene Branstool as Chairman of the Board, while Mr. Branstool remains as a member of the Board.

                                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      August 20, 2002